UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 10, 2016

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	000-30110	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8051 Congress Avenue Boca Raton, FL		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As further described below, on January 13, 2017, in connection with its election to be subject to tax as a real estate investment trust (“REIT”) for federal income tax purposes, SBA Communications Corporation, a Florida corporation (the “Predecessor Registrant”) merged with and into its wholly owned subsidiary, SBA Communications REIT Corporation, a Florida corporation (the “Company”), with the Company continuing as the surviving corporation (the “Merger”). The Merger occurred pursuant to an Agreement and Plan of Merger, dated as of November 10, 2016 (the “Merger Agreement”), which was approved by the requisite vote of shareholders at a special meeting of the shareholders of the Predecessor Registrant held on January 12, 2017, as further described below. At 11:59 p.m., Eastern Time, on January 13, 2017, the effective time of the Merger (the “Effective Time”), the Company changed its name to “SBA Communications Corporation.” Immediately after the Merger, the Company succeeded to and continued the business and assumed the obligations of the Predecessor Registrant immediately prior to the Merger.

At the Effective Time, pursuant to the Merger Agreement, the outstanding shares of the Predecessor Registrant’s Class A common stock, par value $0.01 per share (the “Predecessor Common Stock”), were converted into the right to receive an equal number of shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), which have all the same rights and benefits, except that they are subject to share ownership limitations and transfer restrictions as described below.

The issuance of the shares of Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-213949), which was declared effective by the Securities and Exchange Commission (“SEC”) on December 5, 2016. Shares of Common Stock trade on the same exchange, the NASDAQ Global Select Market (“NASDAQ”), and under the same symbol, “SBAC,” as the shares of Predecessor Common Stock. The form of stock certificate for the Common Stock is attached hereto as Exhibit 4.2.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 10, 2016, the Company entered into the Merger Agreement with the Predecessor Registrant, which provided for the Merger.

Supplemental Indentures

On January 13, 2017, in connection with the Merger, the Company, the Predecessor Registrant and US Bank National Association, as trustee (the “Trustee”), entered into the following supplemental indentures (the “Supplemental Indentures”):

•	Supplemental Indenture to the indenture dated as of July 1, 2014 (“2014 Indenture”), with respect to the 2014 Indenture and the Predecessor Registrant’s 4.875% Senior Notes due 2022 (“2014 Notes”); and

•	Supplemental Indenture to the indenture dated as of August 15, 2016 (“2016 Indenture”), with respect to the 2016 Indenture and the Predecessor Registrant’s 4.875% Senior Notes due 2024 (“2016 Notes”).

Pursuant to the Supplemental Indentures, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the 2014 Indenture and the 2014 Notes, and the 2016 Indenture and the 2016 Notes.

The description of the Merger, Merger Agreement and Supplemental Indentures contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1, and the Supplemental Indentures, which are attached hereto as Exhibits 4.24A and 4.26A, and incorporated into this Item 1.01 by reference. The information included under Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the Effective Time, the Predecessor Registrant was merged with and into the Company, with the Company continuing as the surviving corporation. The Merger was consummated by the filing of articles of merger, effective as of 11:59 p.m., Eastern Time, on January 13, 2017 (the “Articles of Merger”), with the Department of State of the State of Florida. A copy of the Articles of Merger is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The information included under Item 1.01 under the heading “Merger Agreement” and Items 3.03 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed, by operation of law, all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As further described in Item 3.03, at the Effective Time, pursuant to the Merger Agreement, the outstanding shares of Predecessor Common Stock were converted into the right to receive an equal number of shares of Common Stock. Shares of Common Stock trade on the same exchange, the NASDAQ Global Select Market (“NASDAQ”), and under the same symbol, “SBAC,” as the shares of Predecessor Common Stock. In anticipation of the Merger, the Predecessor Registrant requested that NASDAQ file a Form 25 with the SEC to remove the shares of Predecessor Common Stock from listing on NASDAQ effective January 17, 2017. The new listing of shares of Common Stock on NASDAQ is effective as of January 17, 2017. The Predecessor Registrant expects to file a Form 15 with the SEC to terminate the registration of shares of Predecessor Common Stock.

Item 3.03 Material Modification to Rights of Security Holders.

As further discussed in Item 5.07, the Merger Agreement was approved by the holders of Predecessor Common Stock at a special meeting of the shareholders of the Predecessor Registrant held on January 12, 2017.

As described above, as of the Effective Time, pursuant to the Merger Agreement, each outstanding share of Predecessor Common Stock automatically converted into one share of Common Stock. The issuance of the shares of Common Stock was registered under the Securities Act pursuant to the Company’s registration statement on

Form S-4 (File No. 333-213949), which was declared effective by the SEC on December 5, 2016. Shares of Common Stock trade on the same exchange, NASDAQ, and under the same symbol, “SBAC,” as the shares of Predecessor Common Stock. The form of stock certificate for the Common Stock is attached hereto as Exhibit 4.2. The Common Stock is subject to share ownership limitations and transfer restrictions as described below.

Holders of Predecessor Common Stock physical certificates will receive a letter of transmittal in the mail containing instructions for surrendering their certificates representing the Predecessor Common Stock from Computershare Inc. (the “Exchange Agent”). Holders of Predecessor Common Stock certificates who properly submit an executed letter of transmittal and surrender their certificates to the Exchange Agent will receive a certificate representing shares of Common Stock equal to the number of shares of Predecessor Common Stock reflected in the surrendered certificate. The surrendered certificate will thereafter be cancelled. Holders currently holding Predecessor Common Stock in uncertificated book-entry form will receive a notice of the completion of the Merger and their shares of Common Stock received in connection with the Merger will continue to exist in uncertificated form.

As a result of the Merger, as of the Effective Time, the rights of the holders of Common Stock are governed by the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) and the Company’s Amended and Restated Bylaws (“Amended and Restated Bylaws”). To facilitate the Company’s continued compliance with the REIT rules under the Internal Revenue Code of 1986, as amended (“Code”), the Amended and Restated Articles contains ownership limitations and transfer restrictions on the Company’s capital stock, including a provision that generally prohibits any shareholder from owning more than 9.8% of the outstanding shares of Common Stock or any other class or series of the Company’s capital stock. These limitations and restrictions are subject to waiver or modification by the board of directors of the Company.

The description of the Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Common Stock contained in the “Description of Capital Stock” attached hereto as Exhibit 4.1 and incorporated herein by reference. In addition, the foregoing description of the Common Stock is qualified in its entirety by reference to the Amended and Restated Articles and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

The information included under Items 1.01 and 2.01 of this Current Report on Form 8-K is also incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The board of directors and executive officers of the Predecessor Registrant immediately prior to the Merger became the board of directors and executive officers, respectively, of the Company immediately following the Merger, and each director and executive officer has continued his or her directorship or employment, as the case may be, with the Company under the same terms and position or positions as his or her directorship or employment with the Predecessor Registrant immediately prior to the Effective Time. The Company’s directors will be subject to re-election in accordance with the Amended and Restated Articles. In addition, the standing committees of the board of directors of the Company (Audit, Compensation, and Nominating and Corporate Governance) are the same standing committees of the board of directors of the Predecessor Registrant, and the membership of each committee remains unchanged.

Assumption of Employee Stock Plans and Awards

As a result of the Merger, as of the Effective Time, the Company assumed the Predecessor Registrant’s equity incentive plans and related award agreements with respect to awards outstanding under such plans, including the SBA Communications Corporation 2001 Equity Participation Plan, as amended and restated, the SBA Communications Corporation 2010 Performance and Equity Incentive Plan, as amended, and the SBA Communications Corporation 2008 Employee Stock Purchase Plan, as amended (together, the “Plans”). As of the Effective Time, all rights of participants to acquire shares of Predecessor Common Stock under any Plan were automatically converted into rights to acquire an equal number of shares of Common Stock in accordance with the terms of the Plans and the applicable award agreements.

The Predecessor Registrant maintained a number of compensation and benefit plans, arrangements and policies for its directors, officers and employees. None of these plans, compensation arrangements or policies were affected by the Merger and the Company assumed any and all of the Predecessor Registrant’s obligations under each of the plans, compensation arrangements and policies by operation of law in the Merger. In addition, the employment agreements and indemnification agreements between the Predecessor Registrant and each of Messrs. Stoops, Cavanagh, Bagwell and Hunt were assumed by the Company in connection with the Merger and shall continue in full force and effect in accordance with their terms. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the Plans, compensation arrangements, policies and employment agreements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2015 (including the portions of the Predecessor Registrant’s Proxy Statement on Schedule 14A for the Predecessor Registrant’s 2016 Annual Meeting of Shareholders filed with the SEC on April 1, 2016 that are incorporated by reference therein), Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, and Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Articles and Amended and Restated Bylaws became effective immediately prior to the Effective Time. At the Effective Time, the Company’s Amended and Restated Articles and Amended and Restated Bylaws were further amended, pursuant to the Articles of Merger, to change the Company’s name from “SBA Communications REIT Corporation” to “SBA Communications Corporation.”

Amended and Restated Articles of Incorporation

The Company’s Amended and Restated Articles, at the Effective Time, are the same as the Predecessor Registrant’s fourth amended and restated articles of incorporation, as amended, except that the Company’s Amended and Restated Articles contain the share ownership limitations and transfer restrictions discussed above in Item 3.03. The share ownership limitations and transfer restrictions are in place to facilitate the Company’s continued compliance with the rules applicable to REITs.

Amended and Restated Bylaws

The Company’s Amended and Restated Bylaws, at the Effective Time, are the same as the Predecessor Registrant’s amended and restated bylaws.

The information included under Item 3.03 of this Current Report on Form 8-K regarding the Amended and Restated Articles and Amended and Restated Bylaws is also incorporated into this Item 5.03 by reference.

The description contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended and Restated Articles and Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.3, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 12, 2017, the Predecessor Registrant held a special meeting of its shareholders. At the special meeting, its shareholders voted on (1) the approval of the Merger Agreement between the Company and the Predecessor Registrant, which is being implemented in connection with the election to be subject to tax as a REIT commencing with the taxable year ending December 31, 2016 and (2) the adjournment of the special meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal. The results of the votes are set forth below.

Proposal 1

The Predecessor Registrant’s shareholders approved the Merger Agreement, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Vote
105,571,724	30,027	16,918	0

Proposal 2

The Predecessor Registrant’s shareholders approved an adjournment of the special meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Vote
99,533,375	6,054,722	30,572	0

It was not necessary to adjourn the special meeting as there were sufficient votes at the originally scheduled time of the special meeting to approve the Merger Agreement. The Merger was completed on January 13, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between SBA Communications Corporation and SBA Communications REIT Corporation, dated November 10, 2016

3.1	Amended and Restated Articles of Incorporation of SBA Communications Corporation, effective as of January 13, 2017

3.2	Articles of Merger, effective as of January 13, 2017

3.3	Amended and Restated Bylaws of SBA Communications Corporation, effective as of January 13, 2017

4.1	Description of Capital Stock

4.2	Form of Common Stock Certificate

4.24A	Supplemental Indenture, dated as of January 13, 2017, between SBA Communications Corporation and U.S. Bank National Association, to the Indenture dated as of July 1, 2014, between SBA Communications Corporation and U.S. Bank National Association

4.26A	Supplemental Indenture, dated as of January 13, 2017, between SBA Communications Corporation and U.S. Bank National Association, to the Indenture dated as of August 15, 2016, between SBA Communications Corporation and U.S. Bank National Association

99.1	Press release issued by SBA Communications Corporation on January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Brendan T. Cavanagh
Brendan T. Cavanagh
Executive Vice President and Chief Financial Officer

Date: January 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and between SBA Communications Corporation and SBA Communications REIT Corporation, dated November 10, 2016

3.1	Amended and Restated Articles of Incorporation of SBA Communications Corporation, effective as of January 13, 2017

3.2	Articles of Merger, effective as of January 13, 2017

3.3	Amended and Restated Bylaws of SBA Communications Corporation, effective as of January 13, 2017

4.1	Description of Capital Stock

4.2	Form of Common Stock Certificate

4.24A	Supplemental Indenture, dated as of January 13, 2017, between SBA Communications Corporation and U.S. Bank National Association, to the Indenture dated as of July 1, 2014, between SBA Communications Corporation and U.S. Bank National Association

4.26A	Supplemental Indenture, dated as of January 13, 2017, between SBA Communications Corporation and U.S. Bank National Association, to the Indenture dated as of August 15, 2016, between SBA Communications Corporation and U.S. Bank National Association

99.1	Press release issued by SBA Communications Corporation on January 17, 2017